                                                                   EXHIBIT 10.17


                                  OFFICE LEASE
                                 REFERENCE PAGE

BUILDING:                             8755 W. Higgins Road
                                      Chicago, Illinois 60631

LANDLORD:                             BENEFICIARIES OF AMERICAN
                                      NATIONAL BANK TRUST NUMBER
                                      104601-03

LANDLORD'S ADDRESS:                   Suite 100, 8755 W. Higgins Road
                                      Chicago, Illinois 60631

LEASE REFERENCE DATE:                 April 26, 1996

TENANT:                               Software Spectrum, Inc.

TENANT'S ADDRESS:
(a)   As of beginning of Term:        2140 Merritt Drive
(b)   Prior to beginning of Term
      (if different):                 Garland, Texas 75041

PREMISES IDENTIFICATION:              Suite Number 400 (for outline of
                                      Premises see Exhibit A attached
                                      to this Lease and made a part of
                                      this Lease by this reference)

PREMISES RENTABLE AREA:               approximately 16,612 sq. ft.

USE:                                  General Office

SCHEDULED COMMENCEMENT DATE:          July 1, 1996

TERMINATION DATE:                     June 30, 2001

TERM (or "Initial Term") OF
  LEASE:                              5 years and 0 months beginning on
                                      the Commencement Date and ending
                                      on the Termination Date (unless
                                      sooner terminated pursuant to the
                                      Lease)

INITIAL ANNUAL RENT (Article 3):      $361,311.00

INITIAL MONTHLY INSTALLMENT OF
  ANNUAL RENT (Article 3):            $30,109.25

BASE YEAR (DIRECT EXPENSES):          1996

BASE YEAR (TAXES):                    Taxes for 1995 payable in 1996

TENANT'S PROPORTIONATE SHARE:         7.10981% (16,612 sq. ft./233,649 sq. ft.)

SECURITY DEPOSIT:                     $ 0

REAL ESTATE BROKERS DUE
  COMMISSION:                         U.S. Equities Realty, Inc.
                                      Cushman & Wakefield

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through C, all of which are made a part of this Lease.





                                                                            TAF

LANDLORD:                                TENANT:

BENEFICIARIES OF AMERICAN                SOFTWARE SPECTRUM, INC., a
NATIONAL BANK TRUST                      Texas corporation
NUMBER 104601-03

By:   RREEF Management Company,          By: /s/ THEODORE A. FREDERICKS
      a California Corporation           Title: Facilities Director
By:   _______________________________    Dated: May 4, 1996
Title: ______________________________
Dated: ______________________________





                                       4                                    TAF

                                     LEASE

       By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE. The Premises are to be used solely for the purposes stated on the Reference Page. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor as defined in the Illinois Liquor Control Act without the written consent of Landlord first obtained, or the commission of any waste. Tenant shall comply with all governmental laws, ordinances and regulations applicable to Tenant's use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in or upon, or in connection with, Tenant's use of the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

2.     TERM.

       2.1. The Term (if and as required by the Context, "Initial Term") of this Lease shall begin on the date ("Commencement Date") that the Premises are substantially completed. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within 30 days after Landlord tenders possession of the premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items within 45 days of Landlord's receipt of such punch list. Upon any extension of the Commencement Date, the Termination Date shall be extended to the same extent so that the Term of this Lease shall continue for the length of time indicated on the Reference Page unless sooner terminated as provided in this Lease. Landlord and Tenant shall execute a memorandum setting forth the actual Commencement Date and Termination Date. Landlord will use commercially reasonable efforts to obtain a Certificate of Occupancy from the City of Chicago if one is so required by the City of Chicago, provided, however, if applicable governmental authorities prohibit Tenant from operating at the Premises or cause Tenant to cease operating at the Premises because Landlord has not obtained any required Certificate of Occupancy, Tenant's obligation to pay rent and other sums due





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                                                                        Initials

Landlord for the period that Tenant is not allowed to operate at the Premises shall abate.

       2.2. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within one hundred twenty (120) days of the Scheduled Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard except as for such, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant. If said delay is the result of any of the foregoing, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such delay.

       2.3. In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3.     RENT.

       3.1. The rate of Annual Rent and the Monthly Installments thereof to be in effect throughout the Term of this Lease shall be as follows:

       Period                    Annual Rent               Monthly installment
       ------                    -----------               -------------------
07/01/96 - 06/30/97              $361,311.00                   $30,109.25
07/01/97 - 06/30/98              $369,617.04                   $30,801.42
07/01/98 - 06/30/99              $377,922.96                   $31,493.58
07/01/99 - 06/30/00              $386,229.00                   $32,185.75
07/01/00 - 06/30/01              $394,535.04                   $32,877.92

       3.2. Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth of the Annual Rent in effect at such time. Rent for any period during the Term which is less than one full month shall be a





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                                                                        Initials
prorated portion of the Monthly Installment of Rent based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

       3.3. Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within ten (10) days after coming due and payable pursuant to this Lease, such amount shall bear interest at twelve percent (12%) per annum for the first ten
(10) days after due and when such amount remains due and unpaid for more than ten (l0) days after said amount is due, such interest shall be supplanted by a late charge in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) a sum equal to five percent (5%) per month of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section 3.3 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.3 in any way affect Landlord's remedies pursuant to Article 20 of this Lease in the event said rent or other payment is unpaid after date due.

       3.4. No security or guarantee which may now or hereafter be furnished to Landlord for the payment of rent or the performance of Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach of any of the terms, covenants or conditions of this Lease.

4.     RENT ADJUSTMENTS.

       4.1. For the purpose of this Article 4, the following terms are defined as follows:

             4.1.1. BASE YEAR (DIRECT EXPENSES): The calendar year for Base Year (Direct Expenses) set forth on the Reference Page.

             4.1.2. BASE YEAR (TAXES): The calendar year for Base Year (Taxes) set forth on the Reference Page.

             4.1.3. COMPARISON YEAR: Each calendar year falling partly or wholly within the Term after the Base Year (Direct Expenses) or the Base Year (Taxes), as the case may be.

             4.1.4. DIRECT EXPENSES: All direct costs of operation, maintenance, repair and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with





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                                                                        Initials
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
generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance premiums of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof and if Landlord self insures or carries deductibles in excess of $2,000.00, amounts equal to the savings in premiums effected thereby as reasonably determined by Landlord; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas, and waste disposal; the cost of janitorial services; the cost of security and alarm services; window cleaning costs; labor costs; costs and expenses of managing the Building including management fees;
air conditioning costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment other than capital items; current rental and leasing costs of items which would be amortizable capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith.

             4.1.5. DIRECT EXPENSES shall not include depreciation or amortization of the Building or equipment in the Building except as provided in
Section 4.7 of this Lease, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses on long-term borrowings, advertising costs, management salaries and benefits for management personnel above the grade of building manager and executive personnel (other than personnel located at the Building).

             4.1.6. TAXES: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, and/or any tax which shall be levied in addition to or in lieu of real estate, possessory interest or personal property taxes; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building.

       4.2. If in any Comparison Year, (i) Direct Expenses paid or incurred shall exceed Direct Expenses paid or incurred in the Base Year (Direct Expenses) and/or (ii) Taxes paid by Landlord in any Comparison Year shall exceed the amount of such Taxes which became due and payable in the Base Year (Taxes), regardless of the year for which such Taxes are assessed, Tenant shall pay as additional rent for such Comparison Year Tenant's Proportionate Share of such excess. The annual determination of Direct Expenses shall be made by Landlord and if certified by a nationally recognized firm of public accountants selected by Landlord shall be binding upon Landlord and Tenant. Tenant may review the books and records supporting such determination in the





                                                                             TAF
                                                                        Initials
office of Landlord, or Landlord's agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one year period. In the event that during all or any portion of any calendar year, the Building is not fully rented and occupied Landlord may make any appropriate adjustment in occupancy-related Direct Expenses for such year for the purpose of avoiding distortion of the amount of such Direct Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing sound accounting and management principles to determine Direct Expenses that would have been paid or incurred by Landlord had the Building been fully rented and occupied, and the amount so determined shall be deemed to have been Direct Expenses for such Year.

       4.3. Prior to the actual determination thereof for a Comparison Year, Landlord may from time to time estimate the amount of Tenant's Proportionate Share of Direct Expenses and/or Taxes for the Comparison Year or portion thereof, at Landlord's option including amounts estimated to become due from Tenant on account of Taxes pursuant to Articles 6 and/or 29 of this Lease. If such Direct Expenses are estimated to exceed the Direct Expenses for the Base Year (Direct Expenses), Landlord will give Tenant written notification of the amount of such estimated excess and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Comparison Year, additional rent in the amount of Tenant's Proportionate Share of such estimated excess. If such Taxes are estimated to exceed the Taxes for the Base Year (Taxes), Landlord will give Tenant written notification of the amount of such estimated excess and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Comparison Year, additional rent at such rate that the full estimated amount of Tenant's proportionate Share of such estimated excess shall have been paid to Landlord when or before said payment by Landlord is due. Any such increased rate of Monthly Installments of Rent pursuant to this Article 4.3 shall remain in effect until further written notification to Tenant pursuant hereto.

       4.4. When the above mentioned actual determination of Direct Expenses is made or the actual bill or bills for the Taxes to be paid by Landlord in any Comparison Year is issued and Landlord shall determine the amount of any actual excess over the amount of such Taxes which became due and payable in the Base Year (Taxes), and when Tenant is so notified in writing, then:

             4.4.1. If the total additional rent Tenant actually paid pursuant to Section 4.3 of this Lease on account of Direct Expenses for the Comparison Year is less than Tenant's Proportionate Share of the actual excess of the Direct Expenses, then Tenant shall pay to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor the difference between such total additional rent actually paid by Tenant pursuant to said Section 4.3 of this Lease on account of Direct Expenses for the Comparison Year and the Tenant's proportionate share of such excess; and

             4.4.2. If the total additional rent Tenant actually paid pursuant to section 4.3 of this Lease on account of Taxes for the Comparison Year is less than Tenant's Proportionate Share of the actual excess of the Taxes, then Tenant shall pay to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord's bill therefor the difference





                                                                             TAF
                                                                        Initials
between such total additional rent actually paid by Tenant pursuant to said
Section 4.3 of this Lease on account of Taxes for the Comparison Year and the Tenant's Proportionate Share of such excess; and

             4.4.3. If the total additional rent Tenant actually paid pursuant to Section 4.3 of this Lease on account of Direct Expenses for the Comparison Year is more than Tenant's Proportionate Share of the actual excess of Direct Expenses as so determined, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4; provided, however, that in no event shall the total additional rent to be paid by Tenant on account of Direct Expenses in any Comparison Year be less than the total additional rent on account of Direct Expenses due from Tenant in the Base Year (Direct Expenses). Tenant shall not be entitled to a credit by reason of actual Direct Expenses in any Comparison Year being less than Direct Expenses in the Base Year (Direct Expenses); and

             4.4.4. If the total additional rent Tenant actually paid pursuant to Section 4.3 of this Lease on account of Taxes for the Comparison Year is more than Tenant's Proportionate Share of the actual excess of Taxes as so determined, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4; provided, however, that in no event shall the total additional rent to be paid by Tenant on account of Taxes in any Comparison Year be less than the total additional rent on account of Taxes due from Tenant in the Base Year (Taxes). Tenant shall not be entitled to a credit by reason of actual Taxes in any Comparison Year being less than Taxes in the Base Year (Taxes).

       4.5. If the Commencement Date is other than January 1 and is in a Comparison Year or if the Termination Date is other than December 31, Tenant's Proportionate Share of Direct Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

       4.6. Even though the Term has expired and Tenant has vacated the premises, when the final determination is made of Tenant's Proportionate Share of Direct Expenses or Taxes for the Comparison Year in which the Lease terminated, Tenant shall pay any increase due over the estimated Direct Expenses or Taxes paid; and conversely any overpayment, less any amounts due Landlord under this Lease, shall be rebated to Tenant.

       4.7. In addition Landlord shall be entitled to amortize and include as an additional rental adjustment Tenant's Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) the cost of other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed. All such costs shall be amortized over the reasonable life of such improvements in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the prime lending rate announced as such by The Northern Trust Company as of February 1st of each year. Landlord represents that Mark Smith, current property manager, has not received any





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                                                                        Initials
written notice of any capital improvements required by governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed.

5.     SECURITY DEPOSIT. [INTENTIONALLY OMITTED]

6.     ALTERATIONS.

       6.1. Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the premises or any part thereof or the making of any improvements as required by Article 7 of this Lease, without the prior written consent of Landlord, which consent will not be unreasonably withheld. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements.

       6.2. In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made using Landlord's contractor (unless Landlord agrees otherwise) at Tenant's sole cost and expense. If Tenant shall employ any Contractor other than Landlord's Contractor and such other Contractor or any Subcontractor of such other Contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such proposed work.

       6.3. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide the additional insurance required under Article 12 of this Lease in such case, and also all such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance as Landlord shall require to assure payment of the costs thereof and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens.

       6.4. All alterations, additions, and improvements in, on, or to the Premises made or installed by Tenant, including carpeting, shall be and remain the property of Tenant during the Term but excepting furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures, shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as by a bill of sale, unless Landlord elects otherwise. Upon such election by Landlord, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and damage by fire or other casualty excepted.





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                                                                        Initials

       6.5. Tenant shall pay in addition to any sums due pursuant to Article 4 of this Lease, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under said Article 4.

7.     REPAIR.

       7.1. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the Building, including the basic mechanical, plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.

       7.2. Tenant shall, at all times during the Term, keep the Premises in good condition and repair excepting damage by fire, or other casualty, and in compliance with all applicable governmental laws, ordinances and regulations pertaining to Tenant's use of the Premises, promptly complying with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, Tenant's use of the Premises, all at Tenant's sole expense.

       7.3. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

       7.4. Except as provided in Article 23 of this Lease, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect. In any case, Tenant shall give Landlord at least thirty (30) days notice describing in reasonable detail any repair which Tenant proposes to make at Landlord's expense and Tenant shall not make any such repair unless Landlord fails to commence such repair within said time or fails to continue with such repair with reasonable diligence. In the case of emergency repairs (i.e., repairs necessary to prevent imminent damage or injury to human health or safety), Landlord shall have a commercially reasonable time under the circumstances to respond to Tenant's notice prior to the time that Tenant may undertake such emergency repairs.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or





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                                                                        Initials
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
materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant, including (without limitation) liens arising under the Illinois Mechanics' Lien Act or Commercial Real Estate Broker Lien Act. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, either cause the same to be released of record or provide
Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate of three percent (3%) per annum in excess of the prime lending rate announced as such by The Northern Trust
Company, or the highest rate permitted by law, whichever is lower.

9. ENVIRONMENTAL MATTERS. Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), not shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall hold each and all of the "Landlord Entities" harmless from and defend them against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Article 9.

10.    ASSIGNMENT AND SUBLETTING.

       10.1. Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily, or by
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occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, which consent shall not be unreasonably withheld for subleasing, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least sixty (60) days but no more than one hundred eighty (180) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial reports and other relevant financial information of the proposed subtenant or assignee.

       10.2. Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "Event of Default" (as defined in this Lease), if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

       10.3. In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. Notwithstanding the foregoing, Landlord shall not exercise such rights of termination or recapture in the case of any one or more subleases (i) that are for terms that expire no later than six (6) months prior to the Termination Date; and (ii) that are for less than fifty percent (50%), in the aggregate, of the area of the Premises. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within sixty (60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured
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Section 10.3 and rented by Landlord to the proposed tenant or any other tenant.

       10.4. All lease renewal option rights or space option rights, special privileges and extra services granted to Tenant by this Lease, or addendum or amendment to this Lease or letter of agreement shall be personal to the original Tenant named in this Lease and shall endure only so long as said
Tenant continues to be the Tenant under this Lease and remains in possession of the Premises. Consent by Landlord to any assignment or subletting shall not include Consent to the assignment or transferring of any of said options, right, privileges or services and all of them shall terminate entirely upon such assignment or as to the space subleased in the case of a sublease. Unless expressly agreed in writing by Landlord to the contrary, every sublease of any of the Premises and the rights of the sublessee under the sublease shall be subordinate to this Lease and the rights of Landlord under this Lease and shall not survive termination of this Lease or of Tenant's rights to possession under this Lease, and each sublease shall so provide.

       10.5. In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below) when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.

       10.6. Notwithstanding any other provision hereof, Tenant shall have no right to make (and Landlord shall have the absolute right to refuse consent to) any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured; or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation as evidenced by the issuance of a written proposal; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; or (e) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; or, (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements. Tenant expressly agrees that Landlord shall have the absolute right to refuse consent to any such assignment or sublease and that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord such refusal shall be reasonable.

       10.7. Tenant will pay to Landlord on demand a sum equal to all of Landlord's reasonable costs, including attorney's fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any





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of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 10 shall be void.

       10.8. If Tenant is a corporation, partnership or trust, any transfer or transfers of or change or changes within any twelve month period in the number of the outstanding voting shares of the Corporation, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 10 to the same extent and for all intents and purposes as though such an assignment. Notwithstanding the foregoing, if Tenant is a publicly traded company, the foregoing shall not apply. In any event, the merger or consolidation of Tenant with another entity shall require the written consent of Landlord (which consent shall not be unreasonably withheld or delayed), unless (a) Tenant is the surviving entity, and (b) the successor entity assumes all obligations of Tenant under this Lease, and has a net worth equal to or greater than Tenant's net worth immediately prior to such merger or consolidation.

11. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from any actual or asserted negligent or willful act or willful omission of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant, its agents, servants, employees, invitees, or visitors to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to Tenant's use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.





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12.    INSURANCE.

       12.1. Tenant shall keep in force throughout the Term a commercial general liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a comprehensive single limit of not less than $2,000,000.00 per occurrence and not less than $5,000,000.00 in the aggregate or such larger amount as Landlord may prudently require from time to time, and insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute. Tenant shall also keep in force throughout the Term All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures and other business personal property situated in or about the Premises to the full replacement value of the property so insured, and Business Interruption Insurance with limit of liability representing loss of at least approximately six months of income.

       12.2. Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord Entities as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty
(30) days prior written notice shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

       12.3. Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including statutory limits required by applicable Worker's Compensation Laws and $500,000 per occurrence for Employer's Liability, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

13. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

14.    SERVICES AND UTILITIES.

       14.1. Provided Tenant shall not be in default under this Lease, and subject to the other provisions of this Lease, Landlord agrees to furnish to the Premises between the hours of 8:00 a.m. and 6:00 p.m. on generally recognized business days and between 8:00 a.m. and 1:00 p.m. on Saturdays (but exclusive in any event of Sundays and legal holidays), the following services and utilities subject to the rules and regulations of the Building prescribed from time to time, all of which shall be





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comparable in quality and quantity to that provided in first-class office buildings in the general area of the Building: (a) water suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord's judgment for the use and occupation of the Premises; (c) janitorial service; (d) elevator service by nonattended automatic elevators; (e) such window washing as may from time to time in Landlord's judgment be reasonably required; and, (f) equipment to bring to Tenant's meter, electricity for lighting, convenience outlets and other normal office use. To the extent that Tenant is not billed directly by a public utility, Tenant shall pay, upon demand, as additional rent, for all electricity used by Tenant in the Premises. The charge shall be at the rates charged for such services by the local public utility. Tenant shall pay for all electric light bulbs, tubes and ballasts. Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said systems. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoing, unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable to Tenant when such failure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities; provided, however, if as a result of interruption in utilities to the Building for greater than 150 days Tenant is unable to occupy and operate the Premises, Tenant may terminate this Lease at any time prior to the restoration of such service upon written notice to Landlord. Notwithstanding the above, Landlord shall be entitled, without compensation to Tenant or any abatement of rent, to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental bodies or suppliers of utilities in reducing consumption of energy or other resources.

       14.2. Should Tenant require any additional work or service, as described above, including services furnished outside ordinary business hours specified above, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost plus overhead for such additional service and, where appropriate, a reasonable allowance for depreciation of any systems being used to provide such service.

       14.3. Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in or for the benefit of the Premises and the cost thereof, including the cost of installation and the cost of operations and maintenance, shall be paid by Tenant to Landlord upon demand as such additional rent.

       14.4. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, including but not limited to, electronic data processing machines and machines using current in excess of 200 watts or 110 volts, which





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will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises for normal office use, nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. It Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as normal office use, Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, and if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current. The cost of any such meters shall be paid for by Tenant. Tenant agrees to pay as additional rent to Landlord promptly upon demand therefor, the cost of all such excess water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

       14.5. As provided in this Lease, Tenant shall be entitled to the use of wiring ("Communications Wiring") from the vault of Illinois Bell Telephone Company or its successor ("IBT") at or near the entrance to the Building to Tenant's telephone panel at or near the entrance to the Premises, sufficient for normal general office use of the Premises. Tenant shall not install any additional Communications Wiring without the prior written consent of Landlord, which Landlord may refuse; nor shall Tenant remove any Communications Wiring without such consent. Tenant shall be responsible for, and indemnify and hold Landlord harmless from and against, all injuries and damages to persons or property and all expenses, claims and liabilities resulting from the installation, use, maintenance, repair or replacement of Communications Wiring ("Wiring Work") by Tenant or anyone employed by Tenant. If and so long as an arrangement ("Provider Arrangement") shall be in effect between Landlord and IBT or other qualified concern to provide any Wiring Work on an exclusive basis Tenant shall obtain such Wiring Work as Tenant shall require from such provider through or as directed by Landlord and shall pay all the costs thereof billed directly to Tenant by such provider. If and so long as no Provider Arrangement shall be in effect, Tenant shall arrange for, through Landlord if required by Landlord, and pay directly for, all such Wiring Work as Tenant shall require from such provider as Tenant shall select subject to the prior authorization of Landlord, which Landlord may refuse for any reason, including (without limitation) that Landlord is not satisfied as to the expertise or reliability of the provider or the liability insurance protection to be given.

       14.6. In addition to the parking spaces provided to Tenant on a non-exclusive basis in the seven-story parking deck adjacent to the Building, Tenant shall be entitled to eight (8) reserved parking spaces in said parking deck at a location to be determined by Landlord. Tenant shall not be charged additional rent for these parking spaces.

15. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be 150% of the greater of: (a) the amount of the Annual Rent for the last period prior to the date





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of such termination plus all Rent Adjustments under Article 4; and, (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and/or failure to surrender the Premises when and in the condition required by Sections 6.4. and
27.2. of this Lease. If Landlord gives notice to Tenant of Landlord's election to that effect, such holding over shall constitute renewal of this Lease for a period from month to month or one year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of rent after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 15 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

16. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. Landlord shall use reasonable efforts to provide Tenant with a non-disturbance agreement in form and content reasonably acceptable to Tenant in the event this Lease is subordinated to any mortgage hereafter placed on the Building.

17. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C to this Lease and all reasonable modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

18.    REENTRY BY LANDLORD; PERFORMANCE OF TENANT'S OBLIGATIONS.

       18.1. Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant under this Lease, and, upon not less than 24 hours advance notice, to show said premises to prospective purchasers, mortgagees or tenants, and at all times without notice to alter, improve or repair the Premises and any portion of the Building including, without limitation, the improvements and other items described in Section 4.7 and Article 7 of this Lease, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and premises where reasonably required by the character





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of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably, Landlord hereby agreeing to use commercially reasonable efforts to minimize any such interference with Tenant's business and inconvenience to Tenant, its employees and visitors.

       18.2. Landlord may, at Landlord's option, enter into and upon the Premises with, or if Tenant shall have vacated the Premises without, five (5) days notice, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom. If Tenant shall have vacated the Premises, Landlord may at Landlord's option re-enter the Premises at any time during the last six months of the then current Term of this Lease and make any and all such changes, alterations, revisions, additions and tenant and other improvements in or about the Premises as Landlord shall elect, all without any abatement of any of the rent otherwise to be paid by Tenant under this Lease.

       18.3. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building (provided no such changes interfere with or diminish Tenant's access to the Premises or the toilet or elevator facilities serving the Premises) and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged.

       18.4. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 18. Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

       18.5. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access can not be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord as additional rent upon demand. Landlord acknowledges and agrees that certain areas of the Premises designated by Tenant shall be computer rooms and computer servers and, although Tenant shall provide Landlord with a key to such areas, Landlord shall not be providing any janitorial services to such areas and,





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therefore, shall not enter such areas unless otherwise authorized to do so under this Lease. In any event, Landlord shall use reasonable efforts to notify Tenant prior to entering such areas.

19.    DEFAULT.

       19.1. Except as otherwise provided in Article 21 of this Lease, the following events shall be deemed to be Events of Default under this Lease:

             19.1.1. Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the Rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve month period commencing with the date of such notice, the failure to pay within five days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

             19.1.2. Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant, provided, however, that if such failure requires additional time to complete a cure thereof and such failure does not result in an emergency situation or a hazardous condition at the Premises, at Landlord's option Tenant may have an additional ten (10) days to complete a cure of such failure so long as Tenant is diligently pursuing such cure to its completion.

             19.1.3. Tenant shall abandon or vacate any substantial portion of the Premises.

             19.1.4. Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

             19.1.5. The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered on such claim or lien and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant.

             19.1.6. Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter





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amended, or any other applicable law or statute of the United States or any state thereof.

             19.1.7. A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

20.    REMEDIES.

       20.1. Except as otherwise provided in Article 21 of this Lease, upon the occurrence of any of the Events of Default described or referred to in
Article 19 of this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

             20.1.1. Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

             20.1.2. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

             20.1.3. Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all past due rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to either, as Landlord shall elect: (i) the total amount of Annual Rent and additional rent which was due to be paid under this Lease for the then most recent Lease Year or such shorter time as equals the then otherwise unexpired term of this Lease; or (ii) the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue (which the parties agree shall not exceed eighty percent (80%) of the then present value of the rent reserved for such





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residue); (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section
20.1.4 of this Lease relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

       20.1.4. Upon any termination of Tenant's right to possession only without termination of the Lease:

             20.1.4.1. Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in
Section 20.1.2 of this Lease shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall pay forthwith to Landlord the sum equal to the entire amount of the rent, including any amounts treated as additional rent under this Lease, for the residue of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

             20.1.4.2. Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any broker's commission incurred by Landlord. If Landlord decides to relet the Premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 10 of this Lease.

             20.1.4.3. Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 20.1.3 of this Lease, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent





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under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 20 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

       20.2. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease, Tenant agrees to pay all Landlord's reasonable attorney's fees so incurred. Tenant expressly waives any right to: (a) trial by jury; and
(b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

       20.3. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

       20.4. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

21.    TENANT'S BANKRUPTCY OR INSOLVENCY.

       21.1. If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law,"):

             21.1.1. To the extent that the provisions of such Debtor's Law shall prohibit the declaring of an event described





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in Article 19 of this Lease to be a default under this Lease, or the enforcement of any right or remedy provided to Landlord in said Article 20, such event shall not be a default and such right or remedy shall not be enforced.

       21.1.2.   Except to the extent expressly provided by such Debtor's
Law, Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to remain in possession of all or any part of the Premises than would be accorded to Tenant if such Debtor's Law were not applicable; if such Debtor's Law requires or permits the imposition upon or payment by Tenant's Representative of charges for the use or possession thereof, such charges shall in no event be less that the Rent and Additional Rent which are or would be payable absent of such Debtor's Law pursuant to Articles 3 and 4 of this Lease with respect to such portion of the Premises for the period of such possession or use thereof by Tenant's Representative.

       21.1.3. Tenant's Representative shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 10 of this Lease, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

             21.1.3.1. Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's
Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

             21.1.3.2. Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of Rent an amount equal to the larger of: (a) three months' Rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

             21.1.3.3. The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.





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             21.1.3.4.  Landlord shall have, or would have had absent the
Debtor's Law, no right under Article 10 of this Lease to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

22. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

23.    DAMAGE BY FIRE, ETC.

       23.1. In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within ninety (90) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that if such damage is not the result of any negligence or willful misconduct of Tenant or its agents, employees, or invitees, then Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within thirty (30) days from the date of such damage, Landlord shall notify Tenant, in writing, Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

       23.2. If such repairs cannot, in Landlord's reasonable estimation, be made within ninety (90) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercise the above set forth option to terminate this Lease in the event of partial destruction, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent becoming due which this Lease shall be proportionately abated as provided in Section 23.1 of this Lease. Landlord shall not be required to repair or replace any damage or boss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises or belonging to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole





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benefit of the party carrying such insurance and under its sole control.

       23.3. In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 23.3, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. Notwithstanding anything to the contrary contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 23 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

       23.4. In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 23, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request and Tenant hereby indemnifies, protects, defends and holds Landlord harmless from any loss, liability, costs and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any actual or alleged failure of Tenant to properly secure the Premises prior to such removal and/or such removal.

24. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such conveyance, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation as above provided, if such taking or appropriation shall be so substantial as to materially interfere





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
with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a pro rata basis. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

25. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 25, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

26. ESTOPPEL CERTIFICATES. Within ten (l0) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) business day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant if Tenant fails to execute and deliver a contrary certificate within five (5) days after receipt by Tenant of a copy of the certificate so executed on behalf of Tenant.

27.    SURRENDER OF PREMISES.





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
       27.1. Tenant shall, at least thirty (30) days before the last day of the Term, arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection to be held prior to vacating the Premises, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

       27.2 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Tenant may, and at Landlord's request shall, at Tenant's sole cost, remove upon termination of this Lease, any and all furniture, furnishings, movable partitions of less than full height from floor to ceiling, trade fixtures and other property installed by Tenant, title to which shall not be in or pass automatically to Landlord upon such termination, repairing all damage caused by such removal. Property not so removed shall unless requested to be removed be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. All other alterations, additions and improvements in, on or to the Premises shall be dealt with and disposed of as provided in Article 6 hereof.

       27.3. All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

28.    NOTICES.   Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted personally, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth opposite its signature on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 28, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.

29. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now





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
customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. At Landlord's election said sums shall be reimbursed to Landlord in the same way as sums due under Article 4 of this Lease. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

30.    INTENTIONALLY DELETED.

31. RELOCATION OF TENANT. Landlord, at its sole expense, on at least one hundred twenty (120) days prior written notice, may require Tenant to move from the Premises to other space of comparable size (which space shall not be in more than one location) and decor at the same rent as then being paid by Tenant in order to permit Landlord to consolidate the space leased to Tenant with other adjoining space leased or to be leased to another tenant. In the event of any such relocation, Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's operations, Landlord will pay all expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises from which Tenant is moving, Landlord will deliver the relocated premises to Tenant ready for occupancy, and Landlord will also pay the expense of moving Tenant's furniture and equipment to the relocated premises. In such event this Lease and each and all of the terms and covenants and conditions hereof shall remain in full force and effect and thereupon be deemed applicable to such new space except that a revised Reference Page and a revised Exhibit A shall become part of this Lease and shall reflect the location of the new premises.

32. REMOVAL OF TENANT'S PROPERTY. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense Of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.





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33.    DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them.
Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns; according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises and Tenant's Proportionate Share shown on the Reference Page.

34. TENANT'S AUTHORITY. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Illinois, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the State of Illinois and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease.

35. ENFORCEABILITY. If for any reason whatsoever any of the provisions of this Lease shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

36. COMMISSIONS. Each of the parties: (a) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page; and, (b) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of any alleged breach of the foregoing warranty by it.

37. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of Illinois.





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
38. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 10, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

39. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

40. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5 of this Lease, the first month's rent as set forth in
Article 3 of this Lease and any sum owed pursuant to this Lease.

41. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

42. LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the property of which the Premises are a part. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

43.    RENEWAL OPTION.

       43.1. Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement, have one (1) option to renew this Lease for a term of five (5) years for the portion of the Premises being leased by Tenant as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below.

       43.2. If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no earlier than the date which is twelve
(12) months prior to the expiration of the then current term of the Lease, but no later than the date which is six (6) months prior to the expiration of the current term of the Lease, and the Annual Rent and Monthly Installment in





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
effect at the expiration of the then current term of the Lease shall be increased, commencing on the first day of the new renewal term, to reflect the current fair market rental for comparable space in other similar buildings in the same rental market as of the date the renewal term is to commence. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease. The notice shall be given in the manner provided in the Lease for the giving of notices to Landlord.

       43.3. Landlord shall advise Tenant of the Annual Rent and Monthly Installment no later than thirty (30) days after receipt of Tenant's written request therefor. Said notification of the new Annual Rent may include a provision for its escalation to provide for a change in fair market rental between the time of notification and the commencement of the renewal term. If Tenant and Landlord are unable to agree on a mutually acceptable rental rate not later than sixty (60) days prior to the expiration of the then current term, then Landlord and Tenant shall each appoint a qualified MAI appraiser doing business in the area, in turn those two independent MAI appraisers shall appoint a third MAI appraiser and the majority shall decide upon the fair market rental for the Premises as of the expiration of the then current term. Landlord and Tenant shall equally share in the expense of this appraisal except that in the event the Annual Rent and Monthly Installment is found to be within ten percent (10%) of the original rate quoted by Landlord, then Tenant shall bear the full cost of all the appraisal process. In no event shall the Annual Rent and Monthly Installment be subject to determination or modification by any person, entity, court or authority other than as set forth expressly herein.

       43.4. This option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew this Lease shall be "personal" to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the aforesaid option to renew.

44. RIGHT OF FIRST REFUSAL. Provided Tenant is not then in default under the terms, covenants and conditions of the Lease, and subject to the rights of other tenants, Tenant shall have the right to lease approximately 6,000 square feet of contiguous space on the fourth floor of the Building as shown on Exhibit D (the "Expansion Premises") at such time as Landlord receives an offer from a third party to lease the Expansion Premises which Landlord is prepared to accept (the "Offer"). In such a case, Landlord shall give written notice to Tenant of the Offer, in all its particulars and Tenant shall have a period of five (5) business days in.which to exercise Tenant's right to lease the Expansion Premises, failing which Landlord may lease the Expansion Premises to the third party on the basis of the Offer. If Tenant does not exercise its option, this right shall continue and be effective at any time during the Term that Landlord receives an Offer, except in the event that the Offer is from the tenant then occupying the Expansion Premises, in which case Tenant shall have no right hereunder. If Tenant exercises its option to include the Expansion Premises hereunder, effective on the delivery date specified in the Offer, the Expansion Space shall automatically be included in the Premises and be subject to all the terms and conditions of the Lease, except as set forth in the Offer and as follows:





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
       a. Tenant's Proportionate Share shall be recalculated, using the total square footage of the Premises, as increased by the Expansion Premises.

       b. Except as set forth in the Offer, the Expansion Premises shall be leased on an "as is" basis and Landlord shall have no obligation to improve the Expansion Premises or grant Tenant any improvement allowance thereon.

       c. If requested by Landlord, Tenant shall, prior to the beginning of the term for the Expansion Premises, execute a written memorandum confirming the inclusion of the Expansion Premises and the Annual Rent for the Expansion Premises.

45.1 SATELLITE DISH. Landlord hereby grants to Tenant for the Term of the Lease a license (the "License") to: (a) maintain and operate one (1) parabolic dish antenna (the "Antenna") not to exceed five (5) feet in diameter on the roof of the Building in a location directed by Landlord; and (b) use, in common with others, those certain common utility conduits and shafts within the Building designated by Landlord (the locations for the Antenna and the common utility shafts and conduits being herein collectively called the "Equipment Space Area"), for the purpose of installing, operating, and maintaining the microwave antenna and transmission and receiving equipment (the "Equipment"), and for connecting the Equipment to the Premises by means of coaxial or other wire or cable through said common utility shafts and conduits.

       45.2. Tenant's use of the space required for the Antenna itself shall be exclusive, but Tenant's use of the remainder of the Equipment Space Area shall be nonexclusive. Landlord shall at all times have access to such Equipment
Space Area for the purpose of operating, maintaining, repairing, or improving the Building. Landlord reserves the right to grant licenses and leases to other tenants in the Building or others throughout the Term to use the non-exclusive portions of the Equipment Space Area, the Building or the roof of the Building for the operation of radio, microwave, satellite and telecommunications equipment, so long as such use does not unreasonably interfere with Tenant's installation or use of the Equipment.

       45.3. Tenant shall pay to Landlord, as additional rent, on a monthly basis, the actual costs incurred by Landlord in furnishing electric power for the operation of the Equipment. All amounts due under this Section 45.3 shall constitute additional rent for all purposes of the Lease.

       45.4. Tenant shall pay to Landlord the amount of all identifiable additional taxes and other governmental impositions, (including but not limited to all permit fees) if any, which shall be required to be paid by Landlord in any calendar year partly or wholly within the Term by reason of the installation, maintenance, use or operation of the Equipment.

       45.5. Tenant shall, all at Tenant's sole cost, expense and risk, install the Equipment in a good and workmanlike manner, and in compliance with all building, electric, communications and safety codes, ordinances, standards, regulations and requirements of all governmental bodies having jurisdiction in the matter, including, without limitation, the Federal Government, the Federal





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
Communications Commission (the "FCC") or any successor agency having jurisdiction over radio or telecommunications, the State of Illinois, the City of Chicago, and the County of Cook. The Equipment shall be connected to Landlord's power supply in strict compliance with all applicable building, electrical, fire and safety codes.

       45.6. Prior to commencing installation of the Equipment, Tenant shall first deliver to Landlord Tenant's plans and specifications for the installation of the Equipment for review and approval by Landlord's personnel and/or consultants, and also shall obtain, and deliver to Landlord copies of, all permits, licenses and consents required for the installation and operation of the Equipment. Tenant shall not commence installation of the Equipment until Landlord has approved said plans, specifications, permits, licenses and consents. Landlord shall have the right (but shall not be required) to directly supervise all phases of the installation. In addition, Tenant shall notify Landlord upon completion of the installation of the Equipment, Landlord shall have ten (10) days after receipt of such notification in which to inspect the installation, and Tenant shall not commence operation of the Equipment until Landlord has approved the installation.

       45.7 All of the Equipment shall be and remain the property of Tenant throughout the Term, and shall be continuously maintained by Tenant in safe, structurally sound, clean and sightly condition. Prior to the expiration or termination of the Term, Tenant shall remove the Equipment (including all installation and anchoring hardware) and surrender the Equipment Space Area in substantially the same condition as existing prior to the installation of the Equipment except for such normal wear and tear as would occur absent the Equipment. Tenant shall be liable for, and shall reimburse Landlord on demand for, the cost of repairing all damage done to the Equipment Space Area or the Building by such removal, including filling and sealing any holes or cavities left by the removal of installation or anchoring hardware. Any Equipment not so removed by Tenant may be removed by Landlord and Landlord's cost of doing so shall be paid to Landlord by Tenant on demand, or at Landlord's option any or all of such Equipment as was not so removed shall become Landlord's property as though conveyed by bill of sale.

       45.8. Neither the granting of the License hereby or Landlord's review and approval of the plans and specifications for the installation of the Equipment and/or supervision and inspection of the installation of the Equipment shall be construed in any way as a representation by Landlord that either the installation or the operation of the Equipment is permissible under applicable laws, ordinances and regulations or as approval by Landlord of the adequacy or safety of the installation of the Equipment or as a waiver of any of landlord's rights hereunder. Notwithstanding such approval, consent, supervision or inspection on the part of Landlord, Tenant shall be responsible for any damage to the Building or existing structures on the Building, for any and all interference with the maintenance of the Building or of any system currently serving the Building caused by Tenant's installation of the Equipment, and for any damages or injury arising out of such installation except to the extent caused by or arising from the negligent or willful act of Landlord or its agents, employees or contractors (to which extent Landlord agrees to indemnify and hold Tenant harmless). Landlord's cost of repairing any damage to the Building for which Tenant is responsible as aforesaid which is not paid by Tenant





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
within ten (10) days after Tenant's receipt of Landlord's written notice concerning such cost shall be due from Tenant on demand.

       45.9. Tenant shall operate the Equipment in strict compliance with all applicable statutes, codes, rules, regulations, standards, and requirements of all federal, state, and local governmental boards, authorities, and agencies, including, without limitation, the FCC. The installation, operation, and maintenance of the Equipment shall at all times strictly comply with all such technical standards as shall be required by Landlord in good faith as well as all Landlord's reasonable rules and regulations now or hereafter promulgated. The operation of the Equipment shall not interfere with the maintenance or operation of the Building, or any system now or hereafter serving the Building, or the operation of any existing radio, microwave, satellite or telecommunications equipment operating in, on or from the Building. In the event that operation of the Equipment would violate any of the terms or conditions of this paragraph, Tenant shall either cure such violation or suspend operation of the Equipment within forty-eight (48) hours after notice from Landlord of such violation, and shall not resume operation of the Equipment until such operation is in strict compliance with all of the requirements of this paragraph. In the event Tenant refuses to either cure such violation or suspend operation of the Equipment when so notified by Landlord, or in the event of an emergency, Landlord shall have the right to either cure such violation or suspend the supply of electric power to the Equipment, and Landlord shall have no liability to Tenant, and Tenant shall have no right to an abatement or offset by reason of such suspension.

       45.10. So long as there does not exist any uncured Event of Default under this Lease, the License shall not be cancelled by Landlord or its successors or assigns. The License granted hereunder may be terminated prior to the scheduled Termination Date of this Lease (a) at the option of Tenant in the event the Equipment is or becomes unusable by Tenant by reason of either inability to obtain or retain all required FCC or other governmental permits for operation of the Equipment or erection by a third party of an obstruction (other than temporary) blocking the transmission of signal between the Equipment and the connecting transmission-receptor installation, this option to be exercised by not less than thirty (30) days prior written notice from Tenant; and (b) by Tenant by notice given to the Landlord within 30 days after the expiration of the period for restoration if the Equipment or the Equipment Space Area shall be damaged by fire or other casualty to such an extent that the Equipment is rendered unusable and cannot be restored to usability within 30 days.

       46. TENANT IMPROVEMENTS. Landlord shall cause the design and construction of improvements in the Premises pursuant to the work Letter attached hereto as Exhibit B, which improvements shall not include any of Tenants personal property, furniture, equipment or other items of a similar nature personal to Tenant.





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

LANDLORD:                               TENANT:

BENEFICIARIES OF AMERICAN               SOFTWARE SPECTRUM, INC., a
NATIONAL BANK TRUST NUMBER              Texas corporation
104601-03

By: RREEF Management Company,           By:  /s/  THEODORE A. FREDERICH
       a California corporation             ------------------------------
                                        Title: Facilities Director
                                        Dated: May 4, 1996

By:________________________________
Title: ____________________________
Dated: ____________________________





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

                                  EXHIBIT A

               attached to and made a part of Lease bearing the
                Lease Reference Date of March 26, 1996 between
       BENEFICIARIES OF AMERICAN NATIONAL BANK TRUST NUMBER 104601-03,
              as Landlord and Software Spectrum, Inc., as Tenant



                                    PREMISES

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 18.3 of the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.












                               16,612 square feet
                          (Approximate Configuration)
                                   Suite 400
                            Chicago, Illinois 60606





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
                                   EXHIBIT B

               attached to and made a part of Lease bearing the
                Lease Reference Date of March 26, 1996 between
       BENEFICIARIES OF AMERICAN NATIONAL BANK TRUST NUMBER 104601-03,
              as Landlord and SOFTWARE SPECTRUM, INC., as Tenant



                                  WORK LETTER

The undersigned, Landlord and Tenant, respectively, are executing simultaneously with this Work Letter a written Lease covering premises (the "Premises") as described in the Lease and hereby attach this Work Letter to said Lease as Exhibit B thereto. Any defined term used in this Exhibit B which is not defined herein shall have the meaning provided for such term in the Lease.

In consideration of the mutual covenants contained herein and in the Lease, Landlord and Tenant agree as follows:

       I.    Landlord Work and Plans

             A. Landlord agrees to do the Work ("Landlord Work") as shown on the space plans and specifications prepared by K. Peterson Associates (the "Architect") dated March 6, 1996 and Addendum One (1) dated March 15, 1996 (the "Space Plans") and as specified on the Budget Quotation (the "Quote") prepared by Edison Construction Company dated March 19, 1996 (as supplemented by March 20, 1996 facsimile transmittal sheet), copies of which are attached to this Work Letter as Schedule B-l, excluding any Tenant furnishings, fixtures, equipment, communications and data cabling, and electrical/data connections to Tenant's furniture panels and systems.

             B. Any subsequent modifications, revisions or changes to the Space Plans or to the Quote are expressly subject to Landlord's prior written approval.

       II.   Improvements

             A. Landlord shall pay for all costs and expenses incurred in connection with the installation and construction of the improvements specified in the Space Plans and the Quote. If Tenant later requests changes, or if unforeseen circumstances beyond Landlord's control result in changes to the scope of the work contemplated in the Space Plans or in the Quote, Tenant will pay the net increase in cost of the improvements as a result of such changes as more fully described below.

       III.  Tenant's Extra Work

             If Tenant requests Landlord to do any work in connection with the premises other than the Landlord Work, or Tenant requests any modifications or changes to the Landlord Work after approval of the Space Plans and budget therefor, and Landlord, in its sole discretion, approves of such other work in writing (such other work is hereinafter referred to as "Tenant's Extra Work"), the following terms, conditions, agreements, and procedures shall be applicable:





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             A.     Tenant shall, at its sole cost and expense, cause the
                    Architect to prepare and submit to Landlord, on or before the date construction commences (the "Plans Due Date"), all necessary drawings, plans, and specifications covering the proposed Tenant's Extra Work (such drawings, plans and specifications are hereinafter referred to as "Tenant's Extra Work Plans").

             B. Landlord agrees to cause the Tenant's Extra Work to be constructed, provided that Tenant's Extra Work Plans are acceptable to Landlord and approved in writing by Landlord, that the timing of Tenant's Extra Work must be coordinated with the scheduling of Landlord's Work, and that Tenant has complied with all applicable provisions, terms and conditions of this Work Letter.

             C. All such Tenant's Extra Work shall be done at Tenant's sole cost and expense. Prior to commencing any of Tenant's Extra Work, Landlord shall submit to Tenant for Tenant's approval a written estimate of the cost of Tenant's Extra Work (hereinafter called ("Estimate"). If Tenant fails to approve any Estimate in writing within five (5) business days of its submission to Tenant, the Estimate shall be deemed disapproved and Landlord shall not be obligated to proceed with Tenant's Extra Work but Landlord may complete the construction of the Landlord Work. If Tenant approves the Estimate, Landlord may require Tenant to deposit the amount of the Estimate with Landlord within five (5) business days after Landlord's written request therefor. Such deposit shall be held as security for the payment of, and shall be credited, without interest, against the sums payable by Tenant under this Work Letter.

             D. If Tenant shall request any modifications, revisions or changes to the Tenant's Extra Work at any time and from time to time, it shall follow the same procedure herein prescribed for the initiation, approval and commencement of the Tenant's Extra Work in each such case.

             E. Tenant agrees to pay to Landlord the following sums for Tenant's Extra Work:

                    1. All costs and expenses pertaining to Tenant's Extra Work, subcontractors and general and other conditions, costs and expenses, and

                    2. An overhead charge of ten percent (10%) of the total of all such costs under Paragraph III. E. 1. hereof.

                    Tenant shall pay to Landlord within fifteen (15) business days after being billed therefor, at any time and from time to time, the amount of such costs, expenses and charges for Tenant's Extra Work set forth in such billings, which amounts shall be treated as additional rent under the Lease.

       IV.   Completion of the Work, Tenant's Acts or Omissions, and Defaults





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
             A. Landlord shall commence construction of the Landlord Work and shall tender to Tenant the Premises substantially completed on or prior to the scheduled commencement Date of the Lease, subject only to ordinary punch list items. Tenant shall deliver a list of such punch list items, if any, within thirty (30) days of Tenant's occupancy of the premises and Landlord shall complete such punch list within forty-five (45) days of reaching written agreement on such punch list items with Tenant. Landlord's obligation to tender the Premises substantially completed on the Scheduled Commencement Date is subject to acts and events beyond Landlord's control, including but not limited to acts of God, strike and other occurrences of "force majeure." During construction of the Landlord Work, Landlord shall use its best efforts to apprise Tenant of the construction schedule for the Landlord Work. In the event that the Premises are not in fact substantially completed according to such schedule, Landlord shall have a reasonable time after such date in which to take such corrective action as Landlord deems necessary and shall notify Tenant as soon as it deems such corrective action, if any, has been completed so that the Premises are ready for occupancy.

             B. Notwithstanding anything in the Lease to the contrary, if Tenant is not in default hereunder or under the Lease, Tenant's obligation to pay rent under the Lease shall not commence until Landlord shall have substantially completed the Landlord work; provided, however, that if Landlord shall be delayed in substantially completing the Premises as a result of any act or omission by Tenant, its agents, employees, representatives or contractors, or any one or more of them including, without limitation, the following;

                    1.    Tenant's failure to approve any Estimate within five
                          (5) business days of its submission to Tenant; or

                    2. Tenants failure to furnish to Landlord Tenants Extra Work Plans by the required date; or

                    3. Tenant's failure to pay amounts or deposit any Estimate required hereunder within the period set forth herein; or

                    4. Tenant's request for any materials, finishes, or installations other than as specified in the Space Plans or in the Quote; or

                    5. Tenant's request that Landlord delay or not construct the Landlord work or Tenant's Extra Work in all or part of the Premises; or

                    6. Tenant's delay in supplying Landlord or Architect with any requested information; or

                    7. Tenant's changes at any time or from time to time in any one or more of the following: Landlord Work, Tenant's Extra Work, the Space Plans, the Quote or Tenant's Extra Work





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
                          Plans, regardless of Landlord's approval of any such
changes; or

                    8. The performance or completion by Tenant, or any person or entity employed by Tenant, of any work on or about the Premises including, without limitation, any disharmony or interference caused by such performance or completion as further described in Paragraph V. A. hereof; or

                    9. Any other act or omission by Tenant or any of its agents, employees, representatives or contractors;

                    then, in any such event, the commencement of the term of the Lease and the payment of rent thereunder shall not be affected or deferred on account of such delay notwithstanding that the Landlord Work and/or the Tenant's Extra Work may not be substantially completed. The cost of any changes and/or additions made to the Landlord Work, Tenant's Extra Work, the Space Plans, the Quote, or Tenant's Extra Work Plans at the request of Tenant after Landlord and Tenant have agreed on the Space Plans or Tenant's Extra Work Plans, including but not limited to the actual cost of such changes or additions, the cost of any revisions to the Space Plans or Tenant's Extra Work Plans, and the cost of any delays in construction resulting from any Tenant requested changes, all as determined by Landlord in its reasonable discretion, whether or not such changes are finally agreed to, together with ten percent (10%) of such costs for Landlord's overhead, shall be paid by Tenant upon Landlord's presentation of a bill therefor or as herein required, and such amount shall be treated as additional rent under the Lease.

             C. If Tenant shall fail to comply with any term, provision or agreement hereunder or if Landlord and Tenant fail to reach agreement on Tenant's Extra Work Plans within fifteen (15) days after the submission thereof to Landlord, and if any such matter is not remedied or resolved to Landlord's satisfaction fifteen (15) days following written notice to Tenant, then, in addition to any other remedies granted Landlord under the Lease in the case of default by Tenant and any remedies provided for elsewhere in this Work Letter or available at law or equity, Landlord may elect, upon notice to Tenant, to: (l) discontinue all work hereunder, and Tenant's obligation to pay rent shall commence of the Commencement Date set forth in the Lease, without any abatement on account of any delay in connection with any work relating to the Premises, (2) complete the construction of the Landlord Work pursuant to the Space Plans as approved by Landlord and Tenant or complete any work which Landlord and Tenant have agreed to in writing, tendering possession to Tenant upon substantial completion thereof, the date of such tender being deemed to be the Commencement Date under the Lease, and charge Tenant for the additIonal costs of completing the electrical, plumbing, office partitions and other





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
                    work, the plans and specifications for which have not been agreed to by Landlord and Tenant, which amount shall be paid by Tenant to Landlord as additional rent prior to any such work commencing, or (3) cancel the Lease, effective fifteen (15) days after Tenant receives notice thereof, without incurring any liability on account thereof and the term granted under the Lease is expressly limited accordingly. If Landlord cancels the Lease pursuant to the terms hereof or as a result of Tenant's default under the Lease, such cancellation shall not affect Tenant's liability for any sums payable under this Work Letter.

       V.    Tenant's Access to the Premises

             A. After receipt of written notice from Tenant requesting access to the Premises, Landlord shall permit Tenant and Tenant's agents or contractors to enter the Premises during the two (2) week period prior to the Commencement Date specified in the Lease in order that Tenant may do other approved work or alterations as may be required by Tenant to make the premises ready for Tenant's use and occupancy. Permission by Landlord for such prior entry shall be under a license and shall be subject to the condition that Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers, and invitees shall work in harmony and not interfere with Landlord and its agents and contractors in doing their work in the Building or with other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord, in its sole discretion, shall have the right to withdraw and cancel such license upon twenty-four (24) hours written notice to Tenant (or immediately in case of emergency or condition causing or likely to cause harm to person or property) and any further prior entry shall be prohibited. Tenant agrees that any entry into and any occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to the covenant to pay rent, and further agrees that to the extent permitted by Law, Landlord and its principals, employees and agents shall not be liable in any way for any injury or death to any person or persons, loss or damage to any of Tenant's work and installations made in the Premises, or loss or damage to property placed therein, the same being at Tenant's sole risk. Tenant agrees to protect, defend, indemnify, and save harmless Landlord and its principals, employees and agents from all liabilities, costs, damages, fees and expenses (including reasonable attorneys' fees and expenses) arising out of or connected with the activities of Tenant or its agents, contractors, workmen, mechanics, suppliers and invitees in or about the Premises or the Building.

             B. In addition to any other conditions or limitations on such license to enter the Premises prior to the said Occupancy Date, Tenant expressly agrees that none of its agents, contractors, workmen, mechanics, suppliers, or invitees shall enter the Pre-





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
                    mises prior to the date they are tendered by Landlord unless and until each of them shall furnish such assurances to Landlord, including but not limited to, insurance coverages, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to protect Landlord against any loss, casualty, liability, liens or claims.

       VI.   Miscellaneous

             A. Tenant expressly assumes the responsibility and obligation of supplying Landlord and Architect with all information concerning Tenant's requirements with respect to the Landlord Work and Tenant's Extra Work as and when requested by any of them.

             B. The Landlord Work and Tenant's Extra Work, if any, shall be done by the contractors and subcontractors designated by Landlord, in accordance with the terms, conditions and provisions herein contained.

             C. Except as set forth in Paragraph I. A. hereof, Landlord has no other agreement with Tenant and has no obligation to do any work with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and provisions herein set forth pertaining to Tenant's Extra Work and such additional requirements as Landlord deems necessary or desirable.

             D. All rights and remedies of Landlord herein created or otherwise existing at law or equity are cumulative, and the exercise of one or more such rights or remedies shall not be deemed to exclude or waive the right to the exercise of any other rights or remedies. All such rights and remedies may be exercised and enforced concurrently and whenever and as often as deemed desirable.

             E.     Time is of the essence under this Work Letter.

             F. Any person signing this Work Letter on behalf of the Tenant represents and warrants that he/she has the express authority of the Tenant to do so. Any person signing this Work Letter on behalf of Landlord represents and warrants that he/she has the express authority of Landlord to do so.

             G. The terms and provisions of the Lease are hereby incorporated herein by reference and made a part hereof, but none of the terms or provisions contained herein shall be interpreted to modify or amend the Lease, except as provided in Paragraph IV hereof. This Work Letter shall not be deemed applicable to any additional office space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the original term of the





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
                    Lease, whether by any options under the Lease or otherwise.

             H. This Work Letter shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

             I. This Work Letter shall in all respects be governed by the laws of Illinois.


LANDLORD:                                TENANT:

BENEFICIARIES OF AMERICAN                SOFTWARE SPECTRUM, INC.,
NATIONAL BANK TRUST                      a Texas corporation
NUMBER 104601-03

By:  RREEF Management Company,
       a California corporation          By: /s/  THEODORE A. FREDERICH
                                             ___________________________________

                                         Title:  Facilities Director
By:________________________________
                                         Dated:  May 4, 1996
Title:_____________________________

Dated: ______________________, 1996





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
                                  SCHEDULE B-1

            Budget Quotation Prepared by Edison Construction Company





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
                                   EXHIBIT C

                attached to and made a part of Lease bearing the
                     Lease Reference Date of March 26, 1996
        BENEFICIARIES OF AMERICAN NATIONAL BANK TRUST NUMBER 104601-03,
               as Landlord and SOFTWARE SPECTRUM, INC., as Tenant



                             RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.





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
6. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed.

11. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

12. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.





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
13. The toilet rooms, toilet, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

14. Except as expressly permitted under this Lease, Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

15. Except as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

16. Tenant shall not install, maintain or operate upon the Premises any vending machine, except those for employee use approved in writing by Landlord.

17. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

18. No cooking shall be done or permitted by any Tenant on the Premises, except by the Tenant on Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations and further provided that microwave ovens shall be permitted if Underwriter's Laboratory approved and if powered by a separate circuit installed by Tenant at its sole cost and expense and approved by Landlord.

19. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

20. Tenant shall hot use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

21. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction form Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.





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
22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

23. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

24. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations in this Exhibit C stated and any additional rules and regulations which are adopted.

25. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.





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
                                   EXHIBIT D

                attached to and made a part of Lease bearing the
                 Lease Reference Date of March 26, 1996 between
        BENEFICIARIES OF AMERICAN NATIONAL BANK TRUST NUMBER 104601-03,
               as Landlord and SOFTWARE SPECTRUM, INC., as Tenant



                               EXPANSION PREMISES





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